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The right choice for the long term(sm)

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

Annual report for the year ended July 31, 2002

[cover photograph: dirt path between two rows of tall trees, leading to a building]


LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA(SM)

Limited Term Tax-Exempt Bond Fund of America is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(sm) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Limited Term Tax-Exempt Bond Fund of America seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.


RESULTS AT A GLANCE

(for the periods ended July 31, 2002)                               1 year         5 years            Lifetime*
                                                                                   (annualized        (annualized
                                                                                   return)            return)

Limited Term Tax-Exempt Bond Fund of America                        +5.32%         +4.96%             +5.29%

Lehman Brothers (7-year) Municipal Bond Index+                      +7.14%         +5.86%             +5.75%

Lipper Intermediate Municipal Debt Funds Average                    +5.98%         +4.97%             +5.10%


*Since October 6, 1993.
+The index is unmanaged and does not reflect sales charges, commissions or expenses, and holds bonds with a longer average maturity than the fund.


Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2002 (the most recent calendar quarter):

                                                                Lifetime
                                          1 year     5 years    (since 10/6/93)

CLASS A SHARES
Reflecting 3.75% maximum sales charge     +1.55%     +4.35%     +4.76%

Results for other share classes can be found on page 23. For the most current investment results, please refer to americanfunds.com. Please see page 25 for important information about other share classes.

The fund's 30-day yield for Class A shares as of August 31, 2002, calculated in accordance with the Securities and Exchange Commission formula, was 2.94%. The fund's distribution rate for Class A shares as of that date was 3.46%. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.


FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable. Please consult with your tax adviser.



FELLOW SHAREHOLDERS:

During fiscal 2002, Limited Term Tax-Exempt Bond Fund of America benefited as investors flocked to municipal bonds as a refuge from a slumping stock market, corporate accounting scandals and a sluggish economy.

For the 12 months ended July 31, the fund's monthly dividends totaled 58 cents a share, all exempt from federal income taxes.

- If you took those dividends in cash, they represented a tax-free income return of 3.87%.
- If you reinvested your dividends in additional fund shares, your income return was 3.94%.
- To match a 3.94% tax-free income return, a shareholder in the top federal tax bracket of 38.6% would have had to earn 6.42% from a taxable investment.

With interest rates declining, the fund's net asset value rose over the period, bringing its share price to $15.28 by July 31, 2002, compared with $15.08 at the beginning of the fiscal year. This gain, plus the income return, resulted in a 5.32% total return for shareholders who reinvested dividends.

The average total return for intermediate municipal bond funds as measured by Lipper was 5.98%. For the 12 months, the unmanaged Lehman Brothers (7-year) Municipal Bond Index (which does not include expenses and holds bonds with longer average maturities than the fund) gained 7.14% on a total return basis.

[Begin Sidebar]
A YEAR-BY-YEAR LOOK AT TAX-FREE DIVIDEND INCOME AND TOTAL RETURN

The chart shows full fiscal year periods for years ended July 31. Amounts are in percentages at net asset value with distributions reinvested.

Over time, Limited Term Tax-Exempt Bond Fund of America's investment approach has provided shareholders with consistently substantial tax-free dividend income, supplemented in most years by a measure of portfolio appreciation. [bar chart]

       Total returns      Income returns     Taxable equivalent
                                             income return
                                             (equivalent income
                                             return
                                             calculated at
                                             38.6% tax rate)
1995        6.45%               5.0%             8.1%
1996        5.39                4.9              8.0
1997        7.96                4.9              8.0
1998        4.94                4.5              7.3
1999        2.59                4.2              6.8
2000        3.09                4.4              7.2
2001        8.99                4.4              7.2
2002        5.32                3.9              6.4
[end chart]
[End Sidebar]


A CONSERVATIVE APPROACH

Limited Term Tax-Exempt Bond Fund of America seeks to provide attractive income while paying careful attention to preserving capital. On July 31, the fund's average effective maturity was 5.5 years compared with the Lipper average of
7.9 years. The fund has consistently maintained a shorter average maturity than funds in the same Lipper category.

Thus in weaker bond markets when interest rates are rising, this cautious investment strategy has helped the fund to do well relative to most of the other funds in its investment universe. Of course, this works in reverse when interest rates are in decline. Over the long run, however, this conservative approach (as you can see on the table on the inside front cover) has served shareholders well over the fund's lifetime.

ECONOMIC AND PORTFOLIO REVIEW

At the beginning of the fund's fiscal year, the Federal Reserve was aggressively lowering interest rates in an attempt to help lift the sagging U.S. economy. After September 11 the economy languished further; interest rates were lowered yet again, resulting in a sharp rise in bond prices. As equity markets began to gain some momentum in November, the bond market cooled down and bond prices were generally weak through March. In the last third of the fund's reporting period, the bond market began to rally again. With concerns about the economy and corporate governance, the municipal bond market gained new appeal as a relatively safe haven, attracting scores of additional investors.

Limited Term Tax-Exempt Bond Fund of America maintains a high level of credit quality in its portfolio. At the fiscal year-end, about three quarters of its assets were rated in the top three categories - AAA, AA or A - by independent credit rating services. The portfolio is well diversified; on July 31, it consisted of more than 320 debt issues from 44 states and territories. The largest area of concentration was hospital bonds, which accounted for 15.5% of the fund's issues. The fund's hospital bond investments have generated considerable income and capital appreciation for the fund over the past two fiscal years.

During the fiscal year, new issuance of municipal debt reached record levels, providing the fund with many attractive investment opportunities. At the same time, the number of shareholder accounts in the Limited Term Tax-Exempt Bond Fund of America has almost doubled. We welcome all our new investors and note that on the following pages you will find additional information about the diversity and complexity of the municipal bond market, and about how the fund is managed.

We thank all of you for your support.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Abner D. Goldstine
Abner D. Goldstine
President

September 17, 2002


THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management - bolstered by experience and careful research - can add even more value: As the chart below shows, over its relatively short lifetime, at net asset value, Limited Term Tax-Exempt Bond Fund of America has done better than the average of all intermediate municipal bond funds tracked by Lipper Inc.

The chart shows the periods since the fund's inception on October 6, 1993, to July 31, 2002, with dividends reinvested.

AVERAGE ANNUAL COMPOUND RETURNS
with all distributions reinvested
periods ended 7/31/02
CLASS A SHARES
One Year                  +1.35%
Five Years                +4.15%
Lifetime (since 10/6/93)  +4.83%

Assumes payment of the maximum sales charge at the beginning of the stated periods.

[mountain chart]

Date                   The fund at            The fund at net        Lehman Brothers        Lipper Intermediate
                       maximum sales charge*   asset value            7-Year                Municipal Fund
                       /3/                    (without any           Municipal Bond Index   Average /2/
                                              sales charge)          /1/

10/6/93                $9,625                 $10,000                $10,000                $10,000

10/31/93               9,787                  10,171                 10,026                 10,000

1/31/94*               10,077                  10,472                 10,228                10,216

4/30/94                9,670                  10,049                 9,810                  9,761

7/31/94                9,826                  10,211                 9,979                  9,941

10/31/94               9,713                  10,094                 9,836                  9,764

1/31/95                9,830                  10,215                 10,024                 9,976

4/30/95                10,152                 10,550                 10,384                 10,312

7/31/95                10,460                 10,870                 10,786                 10,612

10/31/95               10,711                 11,131                 11,051                 10,888

1/31/96                10,942                 11,371                 11,341                 11,176

4/30/96                10,877                 11,304                 11,171                 11,007

7/31/96                11,024                 11,456                 11,333                 11,183

10/1/96                11,250                 11,691                 11,565                 11,403

1/31/97                11,376                 11,821                 11,764                 11,567

4/30/97                11,440                 11,888                 11,768                 11,602

7/31/97                11,901                12,368                 12,309                  12,112

10/31/97               12,003                 12,474                 12,424                 12,202

1/31/98                12,261                 12,741                 12,753                 12,518

4/30/98                12,255                 12,735                 12,691                 12,470

7/31/98                12,490                 12,979                 12,956                 12,711

10/31/98               12,783                 13,284                 13,342                 13,035

1/31/99                12,955                 13,463                 13,602                 13,259

4/30/99                12,940                 13,448                 13,553                 13,218

7/31/99                12,813                 13,315                 13,380                 13,015

10/31/99               12,738                 13,237                 13,343                 12,856

1/31/00                12,715                 13,214                 13,355                 12,849

4/30/00                12,874                 13,379                 13,548                 13,085

7/31/00                13,208                 13,726                 13,994                 13,451

10/31/00               13,435                 13,962                 14,254                 13,675

1/31/01                13,878                 14,422                 14,849                 14,181

4/30/01                13,995                 14,543                 14,844                 14,193

7/31/01                14,395                 14,959                 15,276                 14,603

10/31/01               14,681                 15,256                 15,659                 14,944

1/31/02                14,602                 15,174                 15,648                 14,891

4/30/02                14,782                 15,361                 15,888                 15,077

7/31/02                15,160                 15,754                 16,367                 15,501

[end chart]

*For the period October 6, 1993, to July 31, 1994.

/1/The index is unmanaged and does not reflect sales charges, commissions or expenses.
/2/Calculated by Lipper Inc. The average does not reflect sales charges. /3/Results reflect payment of maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. The maximum sales charge was 4.75% prior to January 10, 2000. As outlined in the prospectus, the sales charge is reduced for larger investments. No adjustmenthas been made for income or capital gain taxes.

Past results are not predictive of future results.


MUNICIPAL BONDS: MANAGING YOUR FUND IN A GROWING MARKET

Over the past year, the municipal bond market has grown considerably, becoming more complex and diverse. Prudent bond investing requires an increasing knowledge of the market, its participants, traditions and traits. Here is some basic information that we believe is worth reviewing for shareholders in the Limited Term Tax-Exempt Bond Fund of America.

[photo: dirt path between low-lying shrubs and tall trees]
[Begin Caption]
"We seek to invest in the best values in the market ... at prices significantly lower than what retail investors typically must pay."
- Karl Zeile
[End Caption]

WHAT DOES TODAY'S MUNICIPAL BOND MARKET LOOK LIKE?

The municipal bond market comprises over 50,000 issuing entities - roughly five times the number of stocks listed in the U.S. market. They are issued mainly by state and local governments and their agencies for a variety of public purposes. There are fundamentally two types of municipal debt: GENERAL OBLIGATION BONDS, which rely on the taxing power of the issuer to secure the debt; and REVENUE BONDS, which are issued to finance a project and compensate holders through revenues generated by the project or its users. The municipal bond market also encompasses diverse financing packages and credit arrangements that are not always readily transparent to investors. These packages often influence the appeal of a bond. Most municipals are callable - that is, they can be retired before maturity at a predetermined date and price. The diversity and increasing complexity of financial structures help municipalities tailor debt to specific purposes, but that can also create confusion for the average investor.

WHAT ARE THE ADVANTAGES OF INVESTING IN LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA OVER INVESTING IN INDIVIDUAL MUNICIPAL SECURITIES?

PROFESSIONAL MANAGEMENT

When you purchase shares in a bond fund, you receive the benefit of professional management and experience. Limited Term Tax-Exempt Bond Fund of America's investment adviser, Capital Research and Management Company, employs a unique method for managing investments - the multiple portfolio counselor system. Under this system, which is used by all 29 American Funds, the fund's assets are divided into separate portions and each portion is independently managed; counselors are able to invest according to their own strongest convictions, within the fund's objectives. The fund currently has three counselors (Brenda Ellerin, Neil Langberg and Karl Zeile) who possess a combined total experience in bond analysis and investing of 44 years.

PAINSTAKING RESEARCH

Your fund's portfolio is built on thorough research and analysis of individual issues as well as consistent monitoring of the marketplace. "We seek to invest in the best values in the market, and frequently can purchase them at prices significantly lower than what retail investors typically must pay," explains Karl. We conduct our own fundamental research, frequently meeting with officials of the issuing municipalities or agencies to make our own on-site investigations. We also carefully scrutinize the bond itself, reviewing its pricing and distinctive features. "The process may be laborious, but it serves the fund by narrowing our selection to bonds that we believe offer the best value and the best credit opportunities," says Brenda. Once these bonds are added to the portfolio, we continue to monitor their credit quality and long-term value.

[photo: dirt road between two rows of tall trees]
[Begin Caption]
"The process may be laborious, but it serves the fund by narrowing our selection to bonds that we believe offer the best value and the best credit opportunities."
- Brenda Ellerin
[End Caption]

DIVERSIFICATION

The fund owns more than 320 fixed-income securities; and in effect, shareholders own a proportionate share of each holding. It would take significant sums of money for an investor to achieve this level of diversification by purchasing municipal issues individually. A diversified portfolio is important because it can serve as a cushion against problems that may develop with individual issues, such as downgrades in credit ratings, defaults or simply early redemption by the issuer. By focusing on shorter term bonds, your fund can also reduce the impact of an increase in interest rates, which typically reduces bond prices. Shorter term bonds tend to react less to rate increases than longer term bonds because they mature sooner and the proceeds can be reinvested at the current rates.

[photo: dirt road between low lying shrubs and tall trees]
[Begin Caption]
"You don't need to be in one of the higher income tax brackets to benefit from an investment in a municipal bond fund."
- Neil Langberg
[End Caption]

CONVENIENCE AND COMPOUNDING

Interest received on the fund's investments can be quickly reinvested in additional bonds. Moreover, shareholders of the Limited Term Tax-Exempt Bond Fund of America can potentially benefit from reinvestment of the dividends they receive from the fund. The compounding of those reinvestments can enhance their overall returns.

For many investors, it makes common sense to consider adding a bond fund component to their portfolio. Bond funds provide a measure of diversification, often softening the volatility of a stock-heavy portfolio, and offer a steady flow of income in the form of dividend payments. Municipal bond funds present the additional advantage of paying dividends that are generally free from regular federal income taxes. "You don't need to be in one of the higher income tax brackets to benefit from an investment in a municipal bond fund," observes portfolio counselor Neil Langberg.

[Begin Sidebar]
THE ADVANTAGES OF TAX-FREE INVESTING

Find your estimated 2002 taxable income below to determine your federal tax rate, then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 3.55% tax-free distribution rate as of July 31, 2002.

For example, investors in the highest tax bracket (38.6%) would need to receive a yield of 5.78% from a taxable investment in order to keep as much after taxes as they would from a tax-free investment that pays 3.55%.

If your taxable income/1/ is...

Single                     Joint                              Then your federal          As of July 31, 2002,
                                                              tax rate/2/ is...          the fund's tax-exempt
                                                                                         distribution rate
                                                                                         of 3.55%/3/ is equal
                                                                                         to a taxable rate of ...

$0-6,000                   $0 - 12,000                        10.0%                      3.94%

6,001 - 27,950             12,001 - 46,700                    15.0                       4.18

27,951 - 67,700            46,701 - 112,850                   27.0                       4.86

67,701 - 141,250           112,851 - 171,950                  30.0                       5.07

141,251 - 307,050          171,951 - 307,050                  35.0                       5.46

Over 307,050               Over 307,050                       38.6                       5.78


/1/2002 federal tax brackets are projected.
/2/Based on 2002 federal tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.
/3/Distribution rate based on the average offering price for the month of July.
 [End Sidebar]

[pie chart]

Limited Term Tax-Exempt Bond Fund of America
Investment portfolio, July 31, 2002
Texas (TX)                                                 14.69%
Washington  (WA)                                             7.15
Michigan  (MI)                                               6.95
New York (NY)                                                6.94
Illinois (IL)                                                6.51
California  (CA)                                             4.36
Indiana  (IN)                                                4.11
District of Columbia (DC)                                    3.10
North Carolina  (NC)                                         3.10
Wisconsin  (WI)                                              2.74
Other                                                       33.82

Cash & equivalents                                           6.53

[end chart]

Limited Term Tax-Exempt Bond Fund of America
Investment portfolio, July 31, 2002


                                                                                      Principal      Market
                                                                                         amount       value
Fixed income securities - 93.47%                                                          (000)       (000)

Alabama  -  0.17%
Industrial Dev. Board of the City of Butler, Pollution                                    $1,000        $993
 Control Ref. Rev. Bonds (James River Project),
 Series 1993, 5.50% 2005


Alaska  -  2.26%
Industrial Dev. and Export Auth., AMT:
 Power Rev. Bonds (Snettisham Hydroelectric Project),
 First Series, AMBAC insured:
  5.25% 2005                                                                                 930         988
  5.25% 2005 (escrowed to maturity)                                                           70          75
 Revolving Fund Ref. Bonds, Series 2002A,                                                  1,685       1,841
 MBIA insured, 5.50% 2009
Northern Tobacco Securitization Corp., Tobacco
 Settlement Asset-Backed Bonds:
 Series 2000:
  5.60% 2009                                                                               1,000       1,041
  5.60% 2010                                                                               1,000       1,038
  4.75% 2015 (expected maturity 2009)                                                      2,800       2,751
 Series 2001, 5.375% 2021 (expected maturity 2012)                                         3,865       3,640
Student Loan Corp., Student Loan Rev. Bonds,                                               2,140       2,317
 Series 2000A, AMT, AMBAC insured, 5.65% 2010



Arizona  -  0.50%
Industrial Dev. Auth. of the County of Maricopa,                                           1,950       1,997
 Health Fac. Rev. Bonds (Catholic Healthcare West
 Project), Series 1998A, 4.30% 2005
City of Phoenix, Senior Lien Street and Highway                                            1,000       1,050
 User Rev. Ref. Bonds, Series 1993, 5.00% 2008


California  -  4.36%
Pollution Control Fncg. Auth., Solid Waste Disposal                                        4,300       4,306
 Ref. Rev. Bonds (USA Waste Services, Inc. Project),
 Series 1998A, AMT, 5.10% 2018 (put 2008)
Statewide Communities Dev. Auth.:
 Apartment Dev. Rev. Ref. Bonds (Irvine Apartment                                          4,000       4,221
 Communities, LP), Series 1998A-1, AMT,
 5.05% 2025 (put 2008)
 Cert. of Part. (Catholic Healthcare West Project),                                          825         903
 Series 1999A, 6.00% 2009
Veterans G.O. Bonds, Series BL, AMT, 4.95% 2007                                            2,560       2,742
Association of Bay Area Governments, Fin.
 Auth. for Nonprofit Corps.:
 Rev. Bonds (San Diego Hospital Association),                                              1,025       1,093
 Series 2001A, 5.25% 2006
 Rev. Ref. Cert. of Part.:
  American Baptist Homes of the West Facs. Project:
   Series 1997A, 5.25% 2007                                                                  655         659
   Series 1997B, 5.50% 2007                                                                  810         824
  Episcopal Homes Foundation, Series 1998:
   5.00% 2007                                                                              1,405       1,500
   5.00% 2008                                                                              2,455       2,598
 Multi-family Housing Rev. Ref. Bonds (Archstone/Redwood                                   1,200       1,266
 Shores Apartments), Series 2000A, 5.30% 2008
Long Beach Aquarium of the Pacific, Rev. Bonds                                             3,500       3,783
 (Aquarium of the Pacific Project), Series 1995A,
 5.75% 2005 (escrowed to maturity)
County of Los Angeles, Capital Asset Leasing Corp.,                                          355         366
 Cert. of Part. (Marina del Rey), Series 1993A, 6.25% 2003
City of Torrance, Hospital Rev. Bonds (Torrance
 Memorial Medical Center), Series 2001A:
 4.70% 2009                                                                                1,010       1,055
 4.80% 2010                                                                                  940         981


Colorado  -  2.13%
Health Facs. Auth. Rev. Bonds:
 Catholic Health Initiatives, Series 2001, 5.375% 2010                                     2,000       2,182
 Sisters of Charity Health Care Systems, Inc.,                                             2,145       2,315
 Series 1991A, 5.375% 2010
Housing and Fin. Auth., Single-family Program:
 Senior Bonds, Series 1995C-2, 5.625% 2009                                                   230         233
 Senior and Subordinate Bonds, Series 1998D-3, 6.125% 2023                                 4,000       4,348
EagleBend Affordable Housing Corp., Multi-family                                           2,585       2,649
 Housing Project Rev. Ref. Bonds, Series 1997A, 5.75% 2007
University of Colorado Hospital Auth., Hospital Ref.                                       1,000       1,115
 Rev. Bonds, Series 1997A, AMBAC insured, 5.50% 2007


Connecticut  -  0.95%
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds:
 Series 1996A (escrowed to maturity): (1)
  6.25% 2002                                                                                 500         502
  6.375% 2004                                                                                995       1,090
 Series 1997B, 5.55% 2008                                                                  1,000       1,068
Mohegan Tribe of Indians, Gaming Auth. Priority                                            3,000       3,076
 Distribution Payment, Public Improvement Bonds,
 Series 2001, 5.375% 2011


Delaware  -  0.35%
Econ. Dev. Auth., Pollution Control Ref. Rev. Bonds                                        2,000       2,117
 (Delmarva Power & Light Co. Project), Series 2001C,
 AMBAC insured, 4.90% 2026 (put 2011)


District of Columbia  -  3.10%
G.O. Ref. Bonds:
 Series 1993B-2, FSA insured, 5.50% 2010                                                   2,500       2,790
 Series 1993D, FGIC insured:
  5.10% 2002                                                                                  68          69
  5.10% 2002 (escrowed to maturity)                                                          932         944
 Series 1999, FSA insured:
  5.50% 2009                                                                                 695         775
  5.50% 2009 (escrowed to maturity)                                                          195         220
Hospital Rev. Ref. Bonds (Medlantic Healthcare Group,
 Inc. Issue), Series 1997A, MBIA insured
 (escrowed to maturity):
 6.00% 2006                                                                                1,000       1,129
 6.00% 2007                                                                                1,250       1,430
Gallery Place Project, Tax Increment Rev. Bonds, FSA insured:
 Series 2002, 5.25% 2009                                                                   1,570       1,726
 5.25% 2010                                                                                1,400       1,536
MedStar Health, Inc. Issue, Multimodal Rev. Bonds
 (Georgetown University Hospital and Washington
 Hospital Center Projects):
 Series 2001A, 6.40% 2031 (put 2004)                                                       1,000       1,035
 Series 2001B, 6.625% 2031 (put 2005)                                                      2,000       2,106
 Series 2001C, 6.80% 2031 (put 2006)                                                       1,500       1,601
 Series 2001D, 6.875% 2031 (put 2007)                                                      3,000       3,232


Florida  -  1.82%
Dade County, Resource Recovery Fac. Ref. Rev. Bonds,                                       3,500       3,910
 Series 1996, AMT, AMBAC insured, 6.00% 2006
Lee County:
 Industrial Dev. Auth., Healthcare Facs. Rev. Bonds                                        1,500       1,567
 (Shell Point/Alliance Obligated Group, Shell Point
 Village Project), Series 1999A, 5.25% 2005
 Solid Waste System Ref. Rev. Bonds, Series 2001,
 AMT, MBIA insured:
  5.25% 2009                                                                               3,000       3,258
  5.25% 2010                                                                               2,000       2,166
Meadow Pointe II, Community Dev. Dist. (Pasco County),                                        40          40
 Capital Improvement Rev. Bonds, Series 1998A, 5.25% 2003


Hawaii  -  1.08%
G.O. Unlimited Bonds, Series 2002CX, FSA insured, 5.25% 2011                               4,000       4,410
Cert. of Part. (Kapolei State Office Building),                                            1,000       1,071
 Series 1998A, AMBAC insured, 5.00% 2005
Housing and Community Dev. Corp., Single-family Mortgage                                     985       1,043
 Purchase Rev. Bonds, Series 2000A, AMT, 5.90% 2008


Idaho  -  0.61%
Housing and Fin. Association, AMT:
 Single-family Mortgage Bonds:
  Series 1998C-2, 5.25% 2011                                                                 390         405
  Series 1998E-3, 5.125% 2011                                                                545         564
  Series 1998H, 4.65% 2012                                                                 1,085       1,120
  Series 1998I-2, 4.70% 2012                                                                 540         560
 Single-family Programs Disclosure Report,                                                 1,000       1,009
 Series 1978A, 5.40% 2021


Illinois  -  6.51%
G.O. Bonds, Series of April 1998, FSA insured, 5.50% 2009                                  4,000       4,440
Build Illinois Bonds (Sales Tax Rev. Bonds), FIRST,                                        1,500       1,676
 Series of April 2002, 5.50% 2008
Dev. Fin. Auth., Revolving Fund Rev. Bonds, Series
 2002 (Master Trust):
 5.00% 2009                                                                                2,000       2,177
 5.00% 2010                                                                                1,500       1,627
Educational Facs. Auth., Student Housing Rev. Bonds,                                       1,015       1,036
 Educational Advancement Fund, Inc. (University
 Center Project), Series 2002, 5.25% 2010
Health Facs. Auth., Rev. Bonds:
 Advocate Health Care Network:
  Series 1998A:
   5.00% 2006                                                                                750         803
   5.00% 2006 (escrowed to maturity)                                                         980       1,071
  Series 2000:
   5.25% 2007                                                                              1,000       1,085
   5.30% 2008                                                                              2,000       2,170
   6.125% 2011                                                                             1,000       1,123
 Centegra Health System, Series 1998, 5.50% 2007                                           2,480       2,678
 Highland Park Hospital Project, Series 1997A,                                             1,490       1,637
 FGIC insured, 5.50% 2005
 OSF Healthcare System, Series 1999:
  5.25% 2005                                                                                 855         917
  5.375% 2006                                                                                900         974
  5.50% 2008                                                                               1,000       1,082
 Victory Health Services, Series 1997A, 5.25% 2004                                         1,755       1,838
Health Facs. Auth., Rev. Ref. Bonds:
 Advocate Health Care Network, Series 1997A:
  5.50% 2004                                                                               1,250       1,329
  5.10% 2005                                                                               1,815       1,936
 Northwestern Medical Faculty Foundation, Inc.,                                            1,810       1,982
 Series 1998, MBIA insured, 5.25% 2006
Housing Dev. Auth., Multi-family Housing Bonds,                                            1,165       1,192
 Series 1992A, 6.55% 2003
City of Chicago:
 Board of Education Unlimited Tax G.O. Bonds (Dedicated                                    1,000       1,105
 Revenues), Series 2001C, FSA insured, 5.25% 2010
 Chicago O'Hare International Airport:
  General Airport Rev. Ref. Bonds, Senior Lien, Series                                     2,500       2,675
 1993A, MBIA-IBC insured, 5.00% 2012
  Special Facs. Rev. Ref. Bonds (United Air Lines, Inc.                                    1,000         305
 Project), Series 1999B, AMT, 5.20% 2011
Indian Prairie Community, Unit School Dist. Number 204,                                    2,275       2,458
 DuPage and Will Counties, School Building Bonds
(Naperville/Aurora), Series 1998, 5.25% 2011


Indiana  -  4.11%
Health Fac. Fncg. Auth., Hospital Rev. Bonds:
 Charity Obligated Group:
  Series 1997D, 5.00% 2026 (preref. 2007)                                                  1,500       1,609
  Series 1999D, 5.50% 2008                                                                 1,000       1,100
 Clarian Health Partners, Inc., Series 1996A,                                              1,000       1,087
 MBIA insured, 5.25% 2008
 The Methodist Hospitals, Inc., Series 2001:
  5.25% 2009                                                                               2,415       2,597
  5.25% 2010                                                                               1,445       1,544
  5.25% 2011                                                                               1,525       1,626
Housing Fin. Auth., Multi-family Housing Rev.                                              1,400       1,434
Bonds (Indiana Affordable Housing, Inc.),
 Series 1999A, 5.40% 2009
State Revolving Fund Program Bonds, Series 2001A:
 5.25% 2009                                                                                1,825       2,009
 5.50% 2011                                                                                1,500       1,689
Transportation Fin. Auth., Toll Road Lease Rev. Ref.                                       4,970       5,360
 Bonds, Series 1996, AMBAC insured, 5.25% 2010
Boone County Hospital Association, Lease Rev. Bonds,                                       1,200       1,287
 Series 2001, FGIC insured, 5.00% 2009
The Trustees of Purdue University, Cert.
 of Part., Series 2001A:
 5.00% 2009                                                                                1,000       1,088
 5.00% 2010                                                                                1,135       1,231
Hospital Auth. of St. Joseph County, Health System                                         1,010       1,119
 Bonds (Memorial Health System), Series 1998A,
 MBIA insured, 5.50% 2008


Iowa  -  1.37%
Fin. Auth., Hospital Facs. Rev. Bonds:
 Iowa Health System, Series 1998A, MBIA insured, 5.25% 2007                                1,895       2,071
 Mercy Medical Center Project, Series 1999,                                                1,000       1,095
 FSA insured, 5.30% 2009
Tobacco Settlement Auth., Asset-Backed Bonds,                                              5,000       5,128
 Series 2001B, 5.50% 2011


Kentucky  -  1.31%
Econ. Dev. Fin. Auth.:
 Health System Rev. Bonds (Norton Healthcare, Inc.),                                       3,000       3,214
 Series 2000A, MBIA insured, 6.125% 2010
 Hospital System Ref. and Improvement Rev. Bonds
(Appalachian Regional Healthcare, Inc. Project)
, Series 1997:
  5.20% 2004                                                                               1,000         987
  5.40% 2006                                                                               1,500       1,455
  5.50% 2007                                                                                 465         446
City of Ashland, Pollution Control Ref. Rev. Bonds                                         1,750       1,883
 (Ashland Inc. Project), Series 1999, 5.70% 2009


Louisiana  -  2.53%
Public Facs. Auth., Hospital Rev. and Ref. Bonds                                           4,500       4,943
(Franciscan Missionaries of Our Lady Health System
Project), Series 1998A, FSA insured, 5.50% 2006
Jefferson Parish Hospital Service Dist. No. 2, Parish                                      1,000       1,072
 of Jefferson, Hospital Rev. Bonds, Series 1998,
 FSA insured, 5.00% 2005
Plaquemines Port, Harbor and Terminal Dist., Marine
 Terminal Facs. Rev. Ref. Bonds (Electro-Coal
 Transfer Corp. Project):
 Series 1985A, 5.00% 2007                                                                  1,525       1,576
 Series 1985C, 5.00% 2007                                                                  3,000       3,100
 Series 1985D, 5.00% 2007                                                                  1,000       1,033
Parish of St. Charles, Pollution Control Rev. Ref.
 Bonds (Entergy Louisiana, Inc. Project):
 Series 1999B, 4.90% 2030                                                                  1,500       1,506
 Series 1999C, 5.35% 2029 (put 2003)                                                       2,000       2,029


Maine  -  0.92%
Educational Loan Marketing Corp., Senior Student
 Loan Rev. Bonds, Series 1994A-4, AMT:
 5.95% 2003                                                                                1,000       1,045
 6.05% 2004                                                                                1,500       1,586
Housing Auth., Mortgage Purchase Bonds:
 Series 1994E, 6.30% 2002                                                                    455         460
 Series 2001E-1 (Non-AMT), 4.125% 2010                                                     1,000       1,021
Student Loan Rev. Ref. Bonds, Series 1992A-1, AMT:
 6.20% 2003                                                                                  515         522
 6.30% 2004                                                                                  880         891


Maryland  -  0.70%
G.O. Bonds, State and Local Facs. Loan of 2000,                                            1,000       1,128
 Series F, 5.50% 2008
Community Dev. Administration, Dept. of Housing and                                          215         217
Community Dev., Single-family Program Bonds,
 1994 First Series, 5.70% 2017
Anne Arundel County, Tax Increment Financing Bonds                                         2,800       2,807
(Parole Town Center Project), Series 2002, 5.00% 2012

Massachusetts  -  1.50%
Educational Fncg. Auth., Education Loan Rev. and                                           2,335       2,575
 Ref. Bonds, Issue G, Series 2000A, AMT, MBIA
 insured, 5.55% 2008
Industrial Fin. Agcy. Resource Recovery Rev. Ref.                                          1,550       1,375
 Bonds (Ogden Haverhill Project), Series 1998A,
 AMT, 5.15% 2007
Health and Educational Facs. Auth., Rev. Bonds,                                            1,550       1,668
 Partners HealthCare System Issue, Series C, 5.00% 2007
Municipal Wholesale Electric Co., A Public Corp. of
 the Commonwealth of Massachusetts, Power Supply Project
 Rev. Bonds, MBIA insured:
 Nuclear Project No. 5 Issue, Series A, 5.00% 2010                                         1,205       1,303
 Nuclear Project No. 6 Issue, Series A, 5.00% 2010                                         1,000       1,081
Port Auth. Special Facs. Rev. Bonds (United Air Lines,                                     3,000         960
 Inc. Project), Series 1999A, AMT, 5.75% 2029 (put 2007)


Michigan  -  6.95%
Building Auth., Series II (Facs. Program):
 College Savings Bonds, 1997 Rev. Bonds, 5.50% 2009                                        1,000       1,115
 2001 Rev. Bonds, 5.25% 2011                                                               2,000       2,228
Higher Education Student Loan Auth., Student Loan Ref. Rev.                                2,000       2,019
 Bonds, Series XVII-F, AMT, AMBAC insured, 4.45% 2010
Hospital Fin. Auth.:
 Hospital Rev. Bonds (Henry Ford Health System),                                           1,000       1,087
 Series 1999A, 5.50% 2008
 Hospital Rev. and Ref. Bonds:
  The Detroit Medical Center Obligated Group:
   Series 1993A, 6.375% 2009                                                               1,015       1,031
   Series 1993B, AMBAC insured, 5.00% 2006                                                 1,000       1,061
  MidMichigan Obligated Group, Series 1997A,                                               2,775       3,067
 FSA insured, 5.50% 2007
  Sparrow Obligated Group, Series 2001, 5.25% 2009                                         1,000       1,073
 Hospital Rev. Ref. Bonds:
  Hackley Hospital Obligated Group, Series 1998A, 4.90% 2007                               1,140       1,175
  Henry Ford Hospital, Series 1984A, AMBAC                                                 1,250       1,457
 insured, 6.00% 2011
  Genesys Health System Obligated Group, Series                                            1,375       1,466
 1995A, 7.20% 2003 (escrowed to maturity)
  Pontiac Osteopathic, Series 1994A, 5.375% 2006                                           3,005       2,964
  Sinai Hospital of Greater Detroit, Series 1995, 6.00% 2008                               1,000       1,017
  Variable Rate Rev. Bonds (Ascension Health Credit Group):
   Series 1999B-3, 5.30% 2033 (put 2006)                                                   5,000       5,430
   Series 1999B-4, 5.375% 2033 (put 2007)                                                  2,000       2,172
Housing Dev. Auth., Rental Housing Rev. Bonds, 1992                                        1,200       1,229
 Series A, AMBAC insured, 6.40% 2005 (preref. 2002)
State Trunk Line Fund Ref. Bonds, Series 1998A, 5.25% 2011                                 1,000       1,114
Underground Storage Tank, Financial Assurance Auth.,                                       2,150       2,348
 1996 Rev. Ref. Bonds, Series I, AMBAC insured, 5.50% 2009
City of Detroit, G.O. Ref. Bonds (Unlimited Tax):
 Series 1995A, 6.25% 2004                                                                  1,000       1,073
 Series 1995B, 6.75% 2003                                                                  2,000       2,067
City of Flint Hospital Building Auth., Rev. Ref. Bonds                                       345         352
 (Hurley Medical Center), Series 1998A, 5.00% 2003
Kent Hospital Fin. Auth. Rev. Bonds (Spectrum Health),                                     2,020       2,161
 Series 2001A, 5.25% 2010
Charter County of Wayne, Airport Rev. Ref. Bonds (Detroit                                  3,000       3,233
 Metropolitan Wayne County Airport), Series 2002D,
 AMT, FGIC insured, 5.25% 2011


Minnesota  -  0.52%
Housing Fin. Agcy., Single-family Mortgage Bonds,                                          1,475       1,538
 2000 Series H, AMT, 4.25% 2006
Minneapolis-St. Paul Metropolitan Airports Commission,                                     1,500       1,636
 AMT, AMBAC insured, 5.50% 2008

Missouri  -  0.46%
Industrial Dev. Auth. of the City of Lee's Summit,
 Health Facs. Rev. Bonds (John Knox Village), Series 2002:
 5.75% 2009                                                                                1,255       1,351
 5.875% 2010                                                                               1,325       1,430


Nebraska  -  0.43%
Investment Fin. Auth., Single-family Housing                                               1,300       1,298
 Rev. Bonds, Series 2002D, AMT, 3.90% 2009
Airport Auth. of the City of Omaha, Airport Facs.                                          1,155       1,274
 Rev. Ref. Bonds, Series 2001, FSA insured, 5.50% 2012


Nevada  -  0.66%
Highway Improvement Rev. (Motor Vehicle Fuel Tax)                                          2,000       2,190
 Bonds, Series December 1, 2000A, 5.00% 2009
Housing Division, Single-family Mortgage Bonds,                                              740         779
 Series 1998B-1, 5.20% 2011
City of Henderson, Health Fac. Rev. Bonds (Catholic                                          945       1,030
 Healthcare West), Series 1998A, 6.20% 2009


New Jersey  -  0.44%
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds
(Fellowship Village Project), Series 1998A:
 5.00% 2006                                                                                1,275       1,297
 5.05% 2007                                                                                1,375       1,397


New Mexico  -  1.03%
Supplemental Severance Tax Bonds, Series 2002A:
 5.00% 2009                                                                                3,500       3,742
 5.00% 2010                                                                                2,000       2,115
Educational Assistance Foundation, Student Loan Rev.                                         340         348
 Bonds, Subordinate 1992 Series One-B, AMT, 6.85% 2005


New York  -  6.94%
Dormitory Auth.:
 Center for Nursing & Rehabilitation, Inc., FHA-insured                                      485         500
Mortgage Nursing Home Rev. Bonds, Series 1997, 4.75% 2007
 Mental Health Services Facs. Improvement Rev. Bonds,
 Series 1997B:
  6.00% 2007                                                                                 995       1,112
  6.00% 2007 (escrowed to maturity)                                                            5           6
 Secured Hospital Rev. Bonds:
  Saint Agnes Hospital, Series 1998A, 4.80% 2006                                           1,000       1,062
  Wyckoff Heights Medical Center, Series 1998H,                                            1,000       1,077
 5.125% 2008
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds                                           5,450       6,060
 (New York City), Series 1996A, 6.00% 2006
Metropolitan Transportation Auth, State Service                                            1,000       1,074
Contract Ref. Bonds, Series 2002A, 5.00% 2012
Thruway Auth.:
 State Personal Income Tax Rev. Bonds, Transportation,                                     1,500       1,648
 Series 2002A, 5.25% 2010
 Local Highway and Bridge Service Contract Bonds, Series 2002:
  5.25% 2009                                                                               5,055       5,547
  5.25% 2010                                                                               2,000       2,192
Castle Rest Residential Health Care Fac., FHA-insured                                      1,010       1,030
 Mortgage Rev. Bonds, Series 1997A, 4.875% 2007
City of New York, G.O. Bonds:
 Fiscal 1997 Series L, MBIA insured, 5.625% 2007                                           1,000       1,102
 Fiscal 2001 Series B, MBIA insured:
  4.80% 2008                                                                               2,000       2,115
  4.90% 2009                                                                               1,000       1,058
  5.50% 2010                                                                               1,000       1,093
 Fiscal 2001 Series D, 5.50% 2009                                                          1,000       1,094
 Fiscal 2001 Series F, 5.00% 2010                                                          1,000       1,059
 Fiscal 2002 Series G, 5.25% 2008                                                          2,460       2,661
 Fiscal 2003 Series A, 5.125% 2010                                                         2,000       2,135
Transitional Fin. Auth., Future Tax Secured Ref. Bonds,                                    6,000       6,653
 Fiscal 2003 Series A, 5.50% 2026 (2)
Cert. of Part., City University of New York (John Jay                                      1,500       1,679
 College of Criminal Justice Project Ref.), 6.00% 2006


North Carolina  -  3.10%
Eastern Municipal Power Agcy., Power System Rev. Bonds:
 Ref. Series 1993B:
  6.00% 2005                                                                               1,330       1,374
  7.00% 2008                                                                               1,950       2,223
  6.125% 2009                                                                              1,750       1,923
 Ref. Series 1993C, 5.50% 2007                                                             3,550       3,796
Municipal Power Agcy. Number 1, Catawba
 Electric Rev. Bonds, Series 1992:
 5.90% 2003                                                                                1,000       1,015
 6.00% 2004                                                                                3,525       3,650
 6.00% 2005                                                                                1,250       1,291
 MBIA insured, 6.00% 2010                                                                  3,000       3,434


Ohio  -  0.88%
The Student Loan Funding Corp., Cincinnati, Student                                        1,000       1,002
 Loan Rev. Bonds, Series 1988B-3, AMT, AMBAC
 insured, 5.125% 2005
Akron, Bath and Copley Joint Township Hospital                                             2,970       3,054
 Dist., Hospital Facs. Rev. Bonds (Summa Health
 System Project), Series 1993A, 5.75% 2008
County of Knox, Hospital Facs. Ref. Rev. Bonds                                             1,155       1,223
(Knox Community Hospital), Series 1998, Asset
 Guaranty insured, 4.70% 2008


Oklahoma  -  0.14%
Trustees of the Tulsa Municipal Airport Trust,                                             1,000         875
 Rev. Bonds, Ref. Series 2001B, AMT,
 5.65% 2035 (put 2008)


Oregon  -  0.36%
Salem-Keizer School District No. 24J, Marion and                                           2,000       2,195
Polk Counties, G.O. Bonds, Series 1999, 5.25% 2010


Pennsylvania  -  2.37%
Housing Fin. Agcy., Single-family Mortgage,                                                  910         910
 Series 74B, AMT, 4.25% 2012
Erie County, Industrial Dev. Auth., Environmental                                          3,000       3,085
 Improvement Rev. Ref. Bonds (International Paper
 Co. Project), Series A, 4.90% 2009
Hospitals and Higher Education Facs. Auth. of
Philadelphia, Health System Rev. Bonds
 (Jefferson Health System), Series 1997A:
 5.50% 2006                                                                                2,045       2,223
 5.50% 2008                                                                                1,000       1,092
Philadelphia Auth. for Industrial Dev., Airport                                            3,410       3,677
 Rev. Bonds (Philadelphia Airport System Project),
 Series 1998A, AMT, FGIC insured, 5.25% 2009
Scranton-Lackawanna Health and Welfare Auth. Hospital                                      1,250       1,352
 Rev. Ref. Bonds (The Community Medical Center
Project), MBIA insured, 5.25% 2005
Westmoreland County Industrial Dev. Auth., Variable                                        2,000       1,979
 Rate Rev. Bonds (National Waste and Energy Corp.,
 Valley Landfill Expansion Project), Series
 1993, AMT, 5.10% 2018 (put 2009)



Puerto Rico  -  0.82%
Children's Trust Fund, Tobacco Settlement Asset-                                           4,855       4,974
Backed Bonds, Series 2000, 5.75% 2020
 (expected maturity 2011)


Rhode Island  -  0.41%
Health and Educational Building Corp., Hospital Fncg.
Rev. Bonds, Lifespan Obligated Group Issue, Series 2002:
 5.75% 2009                                                                                1,340       1,407
 5.75% 2010                                                                                1,020       1,067


South Carolina  -  0.59%
Housing Fin. and Dev. Auth. Mortgage Rev. Bonds,                                           1,340       1,458
Series 2000A-2, AMT, FSA insured, 5.875% 2009
Georgetown County, Pollution Control Rev. Ref. Bonds                                       1,000       1,024
(International Paper Co. Project), Series 1999A,
 5.125% 2012
York County, Pollution Control Facs. Rev. Bonds                                            1,000       1,061
(Bowater Inc. Project), Series 1990, AMT, 7.625% 2006


South Dakota  -  0.83%
Housing Dev. Auth.:
 Homeownership Mortgage Bonds:
  Series 1996A:
   5.20% 2003                                                                              1,155       1,167
   5.50% 2010                                                                                230         232
  Series 2000H, 5.00% 2009                                                                 1,300       1,377
  Series 2001C, 4.55% 2010                                                                   995       1,027
 Multiple Purpose Bonds, 2002 Series A, FSA                                                1,170       1,206
insured, 4.15% 2009

Tennessee  -  1.35%
Memphis-Shelby County Airport Auth., Special Facs.                                         3,650       3,803
 Rev. Ref. Bonds (Federal Express Corp.),
 Series 2001, 5.00% 2009
Metropolitan Government of Nashville and Davidson                                          1,000       1,079
County, G.O. Multi-Purpose Improvement Bonds,
 Series 1997A, 5.125% 2010
Health, Educational and Housing Facs. Board of the
 County of Sullivan, Hospital Rev. Bonds (Wellmont
 Health System Project), Series 2002:
 5.50% 2006                                                                                1,475       1,581
 5.75% 2007                                                                                1,555       1,676


Texas  -  14.69%
Public Fin. Auth., G.O. Ref. Bonds, Series 2002, 5.25% 2007                                1,500       1,662
College Student Loan Bonds, Series 2000, AMT, 5.50% 2010                                   1,000       1,099
City of Austin, Public Improvement Bonds:
 Series 1999, 5.75% 2011                                                                   1,500       1,677
 Series 2001, 5.00% 2010                                                                   2,000       2,177
Bell County Health Facs. Dev. Corp., Retirement Fac.
 Rev. Bonds (Buckner Retirement Services, Inc.
 Obligated Group Project), Series 1998:
 5.00% 2005                                                                                1,330       1,407
 5.00% 2007                                                                                1,470       1,556
Bexar County, Tax-Exempt Venue Project Rev. Bonds,                                         2,000       2,240
 Series 2000, MBIA insured, 5.50% 2009
Brazos River Auth., AMT:
 Collateralized Pollution Control Rev. Ref. Bonds
 (Texas Utilities Electric Co. Project):
  Series 1994B, 5.40% 2029 (put 2006)                                                      1,000       1,024
  Series 1995B, 5.05% 2030 (put 2006)                                                      1,000       1,013
 Pollution Control Rev. Ref. Bonds (TXU Electric                                           1,000       1,029
 Company Project), Series 2001C, 5.75% 2036 (put 2011)
Brazos River Harbor Navigation Dist. of Brazoria County,                                   4,450       4,541
 Environmental Facs. Rev. Bonds (The Dow Chemical Co.
Project), Series 2002A, AMT, 5.20% 2033 (put 2008)
Industrial Dev. Corp. of Port of Corpus Christi, Rev.                                      1,000       1,031
 Ref. Bonds (Valero Refining and Marketing Co. Project),
 Series 1997D, AMT, 5.125% 2009
Cypress-Fairbanks Independent School Dist., Unlimited                                      2,000       2,198
 Tax Ref. and Schoolhouse Bonds, Series 2001, 5.25% 2011
City of Dallas, Waterworks and Sewer System Rev. Ref.
 Bonds (Dallas, Denton, Collin and Rockwell
 Counties), Series 1998:
 5.125% 2010                                                                               1,490       1,636
 FSA insured, 5.00% 2011                                                                   1,800       1,930
City of Fort Worth (Tarrant and Denton Counties),                                          1,000       1,084
 General Purpose Ref. Bonds, Series 2002, 5.00% 2010
Fort Worth Independent School Dist. (Tarrant County),                                      3,560       3,849
 School Building Unlimited Tax Bonds, Series
 2001A, 5.00% 2011
Fort Worth International Airport Fac. Improvement Corp.,                                   2,000       1,745
 American Airlines, Inc., Rev. Ref. Bonds, Series
 2000C, AMT, American Airlines insured, 6.15%
 2029 (put 2007)
Harris County:
 G.O. and Rev. Ref. Bonds, Series 2002, 5.25% 2010                                         1,585       1,749
 Health Facs. Dev. Corp., Hospital Rev. Bonds:
  Memorial Hermann Hospital System Project,                                                1,000       1,090
 Series 1998, FSA insured, 5.25% 2008
  Memorial Hospital System Project,
 Series 1997A, MBIA insured:
   6.00% 2009                                                                              3,215       3,642
   6.00% 2010                                                                              1,500       1,703
 Hospital Rev. Ref. Bonds, Children's Hospital                                             1,000       1,089
 Project, Series 1995, MBIA insured, 6.00% 2004
 (escrowed to maturity)
 Rev. Bonds (St. Luke's Episcopal Hospital),                                               1,000       1,094
 Series 2001A, 5.50% 2011
City of Houston, Airport System, Subordinate
 Lien Rev. Bonds, Series 1998B:
 AMT, FGIC insured:
  5.25% 2009                                                                               2,500       2,693
  5.25% 2012                                                                               2,915       3,076
 FSA insured, 5.25% 2011                                                                   2,000       2,191
Jefferson County, Health Facs. Dev. Corp., Baptist                                         1,000       1,036
 Hospitals of Southeast Texas, FHA-Insured Mortgage
 Rev. Bonds, Series 2001, AMBAC insured, 4.50% 2010
North Central Health Facs. Dev. Corp., Hospital Rev. Bonds:
 Baylor Health Care System Project, Series 2002:
  5.50% 2009                                                                                 960       1,055
  5.50% 2010                                                                               1,140       1,251
 Children's Medical Center of Dallas Project,                                              1,100       1,188
 AMBAC insured, 5.00% 2009
Plano Independent School Dist. (Collin County,                                             1,000       1,081
 Texas), Unlimited Tax School Building and Ref.
 Bonds, Series 2001, 5.00% 2011
Sabine River Auth., Pollution Control Rev. Ref.                                            2,000       2,060
 Bonds (TXU Electric Company Project), Series
 2001C, 5.50% 2022 (put 2011)
Sam Rayburn Municipal Power Agency, Ref.                                                   3,740       3,937
 Rev. Bond, 5.50% 2010
City of San Antonio:
 General Improvement and Ref. Bonds:
  Series 1998, 5.00% 2009                                                                  2,000       2,131
  Series 2001, 5.00% 2010                                                                  2,000       2,163
 General Improvement Forward Ref. Bonds,                                                   2,000       2,173
 Series 2002, 5.00% 2011
 Airport System Rev. Improvement Bonds,
 FGIC insured, AMT:
  5.50% 2009                                                                               1,000       1,095
  5.50% 2010                                                                               1,000       1,095
 Electric and Gas Systems Rev. Ref. Bonds:
  Series 1997, 5.30% 2011                                                                  3,500       3,726
  Series 1998B, 5.125% 2009                                                                2,455       2,670
San Antonio Independent School Dist., Unlimited Tax                                        1,000       1,028
 School Building Bonds, Series 2001A, 4.25% 2011
Socorro Independent School Dist. (El Paso County),                                         1,255       1,367
 Unlimited Tax School Building Ref. Bonds,
 Series 2001, 5.00% 2009
Tarrant County, Health Facs. Dev. Corp.:
 Health Resources Systems Rev. Bonds,                                                      1,000       1,086
 Series 1997A, MBIA insured, 5.50% 2007
 Hospital Rev. Bonds (Baylor Health Care                                                   1,635       1,761
 System Project), Series 2002A, 5.00% 2008
Board of Regents of The Texas A&M University                                               2,000       2,161
 System, Rev. Fncg. System Bonds, 5.10% 2010
Board of Regents of The University of Texas
 System, Rev. Fncg. System Bonds:
 Series 1996B, 5.00% 2011                                                                  2,000       2,156
 Series 2001B, 5.00% 2011                                                                  1,150       1,252


Utah  -  0.86%
Housing Corp., Single-family Mortgage Bonds, AMT:
 Series 2002C-2, Class III, FHA insured, 5.25% 2018                                        2,000       2,052
 Series 2002D, 5.00% 2018                                                                  1,000       1,010
Housing Fin. Agcy. (Federally insured or
 Guaranteed Mortgage Loans):
 Single-family Mortgage Bonds, AMT:
  1998 Issue D-2, 5.25% 2012                                                                 260         272
  1998 Issue E-1, 5.25% 2012                                                                 280         293
  1998 Issue F-2, 4.25% 2008                                                               1,165       1,191
 Single-family Mortgage Purchase Ref. Bonds,                                                 280         295
 Series 1996, 5.45% 2004


Vermont  -  0.43%
Educational and Health Buildings Fncg. Agcy., Hospital                                     2,500       2,616
 Rev. Bonds (Medical Center Hospital of Vermont
Project), Series 1993, FGIC insured, 5.75% 2007


Virgin Islands  -  0.83%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund                                      4,765       5,031
 Loan Notes) Senior Lien, Series 1998A, 5.20% 2010


Virginia  -  2.21%
Housing Dev. Auth., AMT:
 Commonwealth Mortgage Bonds, Series 2000A-1, 5.55% 2008                                   1,175       1,271
 Rental Housing Bonds, Series 2000D, 5.50% 2008                                            1,070       1,162
Port Auth., Commonwealth Port Fund Rev.
 Bonds (2002 Resolution), AMT:
 5.00% 2010                                                                                2,000       2,147
 5.00% 2011                                                                                4,345       4,653
 5.00% 2012                                                                                1,000       1,067
Industrial Dev. Auth. of the County of Charles City,                                       2,000       2,094
 Tax-Exempt Adjustable Mode Solid Waste Disposal Rev.
Bonds (Waste Management, Inc.), Series 2002, AMT,
 6.25% 2027 (put 2012)
Pocahontas Parkway Association, Route 895 Connector Toll                                   1,000         917
 Road Rev. Bonds, Senior Current Interest Bonds,
 Series 1998A, 5.25% 2007

Washington  -  7.15%
Various Purpose G.O. Bonds:
 Series 1999A, 5.25% 2010                                                                  1,000       1,083
 Series 1999S-1, 5.00% 2012                                                                4,700       4,976
 Series 2000B, 6.00% 2010                                                                  1,130       1,295
Health Care Facs. Auth.:
 Weekly Rate Demand Rev. Bonds (Virginia Mason Medical                                     1,000       1,119
 Center), Series 1997A, MBIA insured, 6.00% 2006
 Rev. Bonds (Catholic Health Initiatives), Series                                          1,000       1,063
 1997A, MBIA insured, 5.10% 2010
Public Power Supply System, Nuclear Project
No. 2 Ref. Rev. Bonds:
 Series 1997B, 5.50% 2006                                                                  1,000       1,097
 Series 1998A, 5.00% 2005                                                                  5,250       5,621
Clark County, Vancouver School Dist. No. 114,                                              2,000       2,180
 Unlimited Tax, FSA insured, 5.00% 2011
King County:
 Limited Tax G.O. Bonds:
  Series 1991A, 5.00% 2009                                                                 2,500       2,654
  Baseball Stadium:
   Series 1997D, 5.60% 2009                                                                3,710       4,133
   Series 2002, 5.00% 2008                                                                 2,000       2,186
 Sewer Rev. Bonds, 1999, FSA insured:
  Series B, 5.25% 2010                                                                     2,000       2,173
  5.25% 2011                                                                               2,895       3,151
Port of Seattle, Rev. Bonds, Series 2001B,
 AMT, FGIC insured:
 5.50% 2009                                                                                1,605       1,753
 5.50% 2010                                                                                3,000       3,273
Snohomish County, Limited Tax G.O. Bonds,                                                  5,015       5,469
 Series 2001, 5.00% 2010


Wisconsin  -  2.74%
G.O. Ref. Bonds of 1998, Series 1, 5.50% 2010                                              2,210       2,486
Health and Educational Facs. Auth., Rev. Bonds:
 Froedtert & Community Health Obligated Group,                                             1,935       2,106
 Series 2001, 5.65% 2009
 Hospital Sisters Services, Inc. - Obligated                                               1,195       1,253
Group, MBIA insured, 4.85% 2011
 The Monroe Clinic, Inc., Series 1999, 4.60% 2008                                          1,010       1,035
 Variable Rate Hospital Rev. Bonds (Charity Obligated                                      3,395       3,676
 Group, Daughters of Charity National Health System),
 Series 1997D, 4.90% 2015 (preref. 2005/put 2005)
Housing and Econ. Dev. Auth., Housing Rev. Bonds,                                          1,035       1,068
 Series 2000C, MBIA insured, 4.35% 2009
City of Milwaukee, G.O. Corporate Purpose Bonds,                                           2,200       2,470
 Series R, 5.50% 2010
Badger Tobacco Asset Securitization Corp.,
 Asset Backed Rev. Bonds:
 5.00% 2008                                                                                1,350       1,371
 5.75% 2011                                                                                1,000       1,045

                                                                                                     564,049



                                                                                      Principal      Market
                                                                                         amount       value
Short-term securities - 8.90%                                                             (000)       (000)


Alexandria Redev. and Housing Auth., Virginia, Residential                                $1,400      $1,400
 Care Fac. First Mortgage Rev. Bonds (Goodwin House),
 Multi-Mode Series 1996B, 1.50% 2006 (2)
Angelica and Neches River Auth., Texas, Industrial Dev.                                    2,000       2,000
 Corp., Solid Waste Disposal Fac. Rev. Bonds (TEEC Inc.
 Project), Series 1984C, 1.55% 2014 (2)
Clark County, Nevada, Highway Rev. Bonds (Motor Vehicle                                    2,600       2,600
 Fuel Tax), Commercial Paper Notes, 1.35% 10/4/2002
State of Connecticut, Health and Educational Facs. Auth.                                   5,300       5,300
 Rev. Bonds, Yale University Issue, 1.25% 2033 (2) (3)
City of Farmington, New Mexico, Pollution Control Rev.                                     3,230       3,230
 Ref. Bonds (Arizona Public Service Co. Four Corners
Project), Series 1994A, 1.50% 2024 (2) (3)
State of Florida, Jacksonville Health Facs. Auth.,                                         1,200       1,200
Health Facs. Rev. Bonds, Series 2002 (University of
 Florida Jacksonville Physicians, Inc. Project),
 1.30% 10/2/2002
City of Houston, Tax and Rev. Anticipation Notes,                                          2,000       2,028
 Series 2002, 3.00% 6/30/2003
Howard County, Maryland, Consolidated Public                                               1,300       1,300
Improvement, Commercial Paper Bond Anticipation
Notes, Series C, 1.20% 8/1/2002
State of Indiana, Tax Anticipation Notes,                                                  2,000       2,028
Series 2002, 3.00% 6/30/2003
Jackson County, Mississippi, Pollution Control                                             3,100       3,100
 Ref. Rev. Bonds (Chevron U.S.A. Inc. Project),
 Series 1992, 1.45% 2023 (2)
Lehigh County, Pennsylvania General Purpose Auth.                                          2,500       2,500
 (Saint Luke's Hospital of Bethlehem, PA Project),
 Hospital Rev. Bonds, Series of 2001,
 1.50% 2031 (2) (3)
The Curators of the University of Missouri, Capital                                        2,000       2,027
 Projects Notes, Series FY 2002-2003, 3.00% 6/30/2003 (3)
State of New Jersey, Tax and Rev. Anticipation Notes,                                      1,500       1,519
 Series Fiscal 2003A, 3.00% 6/12/2003
North Carolina Medical Care Commission, Varioable Rate                                     2,000       2,000
 Demand Health Care Fac. Rev. Bonds (The Givens Estates,
 Inc. Project), Series 1997, 1.50% 2026 (2)
Air Quality Dev. Auth., Ohio, Pollution Control Rev.                                       2,300       2,300
Ref. Bonds, Series 2000A (The Toledo Edison Co.
 Project), 1.55% 2024 (2)
Rhode Island Health and Educational Building Corp.,                                        1,900       1,900
 Higher Education Facs. Rev. Bonds, Brown University
 Issue, Series 2001B, 1.40% 2032 (2)
Rhode Island Industrial Facs. Corp., Marine Terminal                                       1,500       1,500
 Ref. Rev. Bonds (ExxonMobile Project), Series 2001,
 1.45% 2025 (2)
Salt River Agricultural Project , Arizona, Improvement                                     2,100       2,100
and Power District, Promissory Notes, Series B,
 1.35% 8/20/2002
City of San Antonio, Texas, Water System Commercial                                        1,000       1,000
 Paper Notes, Series A, 1.35% 8/26/2002
State of Tennessee, Public Building Auth. of The                                           1,900       1,900
 City of Clarksville, Adjustable Rate Pooled Fncg.
 Rev. Bonds, Series 2001, 1.50% 2031 (2)
State of Texas, Tax and Rev. Anticipation Notes,                                           3,500       3,504
 Series 2001A, 3.75% 8/29/2002 (3)
State of Texas, Gulf Coast Waste Disposal Auth.,                                           5,300       5,300
 Pollution Control Rev. Ref. Bonds (Amoco Oil Company
 Project), Series 1992, 1.45% 2017 (2) (3)
State of Wyoming, Uinta County, Pollution Control                                          2,000       2,000
 Rev. Ref. Bonds (Amoco Project), Series 1998,
 1.45% 2026 (2)

                                                                                                      53,736


Total investment securities (cost: $602,002,000)                                                     617,785
Excess of payables over cash and receivables                                                        (14,311)

Net assets                                                                                          $603,474

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Coupon rates may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.
(3) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

See Notes to Financial Statements


Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue

Limited Term Tax-Exempt Bond Fund of America
Financial statements
(dollars and shares in thousands,
 except per-share amounts)
Statement of assets and liabilities
at July 31, 2002

Assets:
 Investment securities at market (cost: $602,002)                                   $617,785
 Cash                                                                                    442
 Receivables for:
  Sales of fund's shares                                                  $5,002
  Interest                                                                 6,848      11,850
                                                                                     630,077
Liabilities:
 Payables for:
  Purchases of investments                                                25,123
  Repurchases of fund's shares                                               580
  Dividends on fund's shares                                                 494
  Investment advisory services                                               142
  Services provided by affiliates                                            199
  Deferred Trustees' compensation                                             36
  Other fees and expenses                                                     29      26,603
Net assets at July 31, 2002                                                         $603,474

Net assets consist of:
 Capital paid in on shares of beneficial interest                                   $590,008
 Undistributed net investment income                                                     200
 Accumulated net realized loss                                                        (2,517)
 Net unrealized appreciation                                                          15,783
Net assets at July 31, 2002                                                         $603,474

Shares of beneficial interest issued and
outstanding - unlimited shares authorized
                                                                                   Net asset
                                                                          Shares   value per
                                                          Net assets outstanding   share (1)

Class A                                                     $497,485      32,563      $15.28
Class B                                                       16,813       1,101        15.28
Class C                                                       48,879       3,199        15.28
Class F                                                       13,343         873        15.28
Class R-5                                                     26,954       1,764        15.28
(1) Maximum offering price and redemption price
per share were equal to the net asset value per
share for all share classes, except for Class A,
 for which the maximum offering price per share
was $15.88.


See Notes to Financial Statements

Statement of operations
for the year ended July 31, 2002
Investment income:
(dollars in thousands)

 Income:
  Interest                                                                           $19,433

 Fees and expenses:
  Investment advisory services                                            $1,323
  Distribution services                                                    1,462
  Transfer agent services                                                     80
  Administrative services                                                     44
  Reports to shareholders                                                     58
  Registration statement and prospectus                                      105
  Postage, stationery and supplies                                            13
  Trustees' compensation                                                      22
  Auditing and legal                                                          43
  Custodian                                                                    9
  State and local taxes                                                        5
  Other                                                                       37       3,201
 Net investment income                                                                16,232


Net realized gain and unrealized
 appreciation on investments:
 Net realized gain on investments                                                        278
 Net unrealized appreciation on investments                                            6,979
  Net realized gain and
   unrealized appreciation on investments                                              7,257
Net increase in net assets resulting
 from operations                                                                     $23,489


See Notes to Financial Statements


Statement of changes in net assets                                   (dollars in  thousands)

                                                                      Year ended
                                                                         July 31
                                                                             2002        2001
Operations:
 Net investment income                                                   $16,232     $11,327
 Net realized gain on investments                                            278         396
 Net unrealized appreciation on investment                                 6,979      11,802
  Net increase in net assets
   resulting from operations                                              23,489      23,525

  Dividends from net investment income                                   (16,149)    (11,374)
  paid to shareholders

Capital share transactions                                               282,305      43,302

Total increase in net assets                                             289,645      55,453

Net assets:
 Beginning of year                                                       313,829     258,376
 End of year (including
  undistributed
  net investment income: $200 and $153,
  respectively)                                                         $603,474    $313,829


See Notes to Financial Statements

Notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in fixed-income securities with effective maturities between three and 10 years.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The retirement plan share class (Class R-5) is sold without any sales charges and does not carry any conversion rights. The fund's share classes are described below:


SHARE CLASS              INITIAL SALES        CONTINGENT DEFERRED       CONVERSION FEATURE
                         CHARGE               SALES CHARGE UPON
                                              REDEMPTION

Class A                  Up to 3.75%          None                      None

Class B                  None                 Declines from 5% to       Class B converts to Class A
                                              zero for redemptions      after eight years
                                              within six years of
                                              purchase

Class C                  None                 1% for redemptions        Class C converts to Class F
                                              within one year of        after 10 years
                                              purchase

Class F                  None                 None                      None

Class R-5                None                 None                      None



Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity, the date the security is expected to be called or refunded by the issuer or the date at which the investor can redeem the security with the issuer. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

On August 1, 2001, the fund began amortizing market discount daily over the expected life of fixed-income securities to comply with a recent change in accounting principles generally accepted in the United States of America. Adopting this change did not impact the fund's net asset value. However, it did result in changes to the classification of certain amounts between interest income and realized and unrealized gain or loss in the accompanying financial statements. Therefore, the undistributed net investment income amounts are primarily composed of these adjustments which were based on the fixed-income securities held by the fund on August 1, 2001. Because the fund determines its required distributions under federal income tax laws, adoption of this principle for financial accounting purposes will not affect the amount of distributions paid to shareholders.

CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. As of July 31, 2002, there were no material differences between book and tax reporting. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of July 31, 2002, the cost of investment securities, for federal income tax purposes was $602,002,000.

During the year ended July 31, 2002, the fund reclassified $36,000 from undistributed net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                              (dollars in thousands)

Undistributed net investment income                           $533

Short-term and long-term capital loss deferrals               (2,517)

Gross unrealized appreciation                                 19,363

Gross unrealized depreciation                                 (3,580)


Short-term and long-term capital loss deferrals above include capital loss carryforwards of $112,000, $1,018,000, $390,000, $261,000 and $702,000 expiring in 2003, 2004, 2005, 2008 and 2009, respectively, which were reduced by the utilization of capital loss carryforward of $312,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses, which were realized during the period November 1, 2001 through July 31, 2002.

The tax character of distributions paid was as follows (dollars in thousands):

Year ended July 31, 2002
Share class
                                                   Distributions
                                                            from
                                                        ordinary
                                                          income
                                                             Net       Short-term
                                                      investment          capital
                                                         income             gains
Class A                                              $    15,088              -
Class B                                                      231              -
Class C                                                      566              -
Class F                                                      223              -
Class R-5(1)                                                  41              -
Total                                                $    16,149              -




                                                   Distributions
                                                            from
                                                       long-term            Total
                                                         capital    distributions
                                                           gains             paid
Class A                                                      -        $    15,088
Class B                                                      -                231
Class C                                                      -                566
Class F                                                      -                223
Class R-5(1)                                                 -                 41
Total                                                        -        $    16,149

Year ended July 31, 2001
Share class
                                                   Distributions
                                                            from
                                                        ordinary
                                                          income
                                                             Net       Short-term
                                                      investment          capital
                                                         income             gains
Class A                                              $    11,306              -
Class B                                                       46              -
Class C(2)                                                    17              -
Class F(2)                                                     5              -
Total                                                $    11,374              -



                                                   Distributions
                                                            from
                                                       long-term            Total
                                                         capital    distributions
                                                           gains             paid
Class A                                                      -        $    11,306
Class B                                                      -                 46
Class C(2)                                                   -                 17
Class F(2)                                                   -                  5
Total                                                        -        $    11,374


(1) Class R-5 shares were offered
beginning July 15, 2002.
(2) Class C and Class F shares were
offered beginning March 15, 2001.


3. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.30% on the first $60 million of daily net assets and 0.21% on such assets in excess of $60 million. The agreement also provides for monthly fees, accrued daily, of 3.00% of the fund's monthly gross investment income. For the year ended July 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.311% of average daily net assets. Effective September 1, 2001, CRMC voluntarily reduced management fees to 0.30% of the first $60 million of daily net assets and 0.15% of such assets in excess of $60 million. The gross investment income portion of the fee was unchanged.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.

SHARE CLASS           CURRENTLY APPROVED LIMITS                 PLAN LIMITS

Class A               0.30%                                     0.30%

Class B               1.00                                      1.00

Class C               1.00                                      1.00

Class F               0.25                                      0.50


All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

For Class A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of July 31, 2002, unreimbursed expenses which remain subject to reimbursement totaled $1,287,000 for Class A.

TRANSFER AGENT SERVICES - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Expenses under the agreements described above for the year ended July 31, 2002, were as follows (dollars in thousands):


SHARE CLASS        DISTRIBUTION SERVICES       TRANSFER AGENT SERVICES        ADMINISTRATIVE SERVICES

Class A            $1,178                      $78                            Not applicable

Class B            75                           2                             Not applicable

Class C            194                         Included                       $31
                                               in
                                               administrative
                                               services

Class F            15                                                         12

Class R-5          Not Applicable                                             1


DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1994, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4. CAPITAL SHARE TRANSACTIONS
Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended July 31, 2002
Share class



                                                           Sales (1)
                                                              Amount      Shares
Class A                                                $     346,979      22,997
Class B                                                       16,052       1,064
Class C                                                       48,209       3,196
Class F                                                       20,116       1,334
Class R-5(2)                                                  26,918       1,763
Total net increase (decrease) in fund                  $     458,274      30,354

                                                       Reinvestments
                                                        of dividends
                                                                 and
                                                       distributions
                                                              Amount      Shares
Class A                                                $      10,439         692
Class B                                                          162          11
Class C                                                          382          25
Class F                                                          174          12
Class R-5(2)                                                      22           1
Total net increase (decrease) in fund                  $      11,179         741


                                                     Repurchases (1)
                                                              Amount      Shares
Class A                                                $    (172,048)    (11,409)
Class B                                                       (2,107)       (139)
Class C                                                       (4,344)       (288)
Class F                                                       (8,649)       (575)
Class R-5(2)                                                     -           -
Total net increase (decrease) in fund                  $    (187,148)    (12,411)

                                                        Net increase
                                                              Amount      Shares
Class A                                                $     185,370      12,280
Class B                                                       14,107         936
Class C                                                       44,247       2,933
Class F                                                       11,641         771
Class R-5(2)                                                  26,940       1,764
Total net increase (decrease) in fund                  $     282,305      18,684


Year ended July 31, 2001
Share class



                                                           Sales (1)
                                                              Amount      Shares
Class A                                                $     132,019       8,953
Class B                                                        3,709         251
Class C(3)                                                     3,959         265
Class F(3)                                                     1,536         103
Total net increase (decrease) in fund                  $     141,223       9,572


                                                       Reinvestments
                                                        of dividends
                                                                 and
                                                       distributions
                                                              Amount      Shares
Class A                                                $       8,078         547
Class B                                                           40           3
Class C(3)                                                        12           1
Class F(3)                                                         4         -*
Total net increase (decrease) in fund                  $       8,134         551

                                                     Repurchases (1)
                                                              Amount      Shares
Class A                                                $    (104,121)     (7,078)
Class B                                                       (1,921)       (130)
Class C(3)                                                       -*          -*
Class F(3)                                                       (13)         (1)
Total net increase (decrease) in fund                  $    (106,055)     (7,209)

                                                        Net increase
                                                              Amount      Shares
Class A                                                $      35,976       2,422
Class B                                                        1,828         124
Class C(3)                                                     3,971         266
Class F(3)                                                     1,527         102
Total net increase (decrease) in fund                  $      43,302       2,914


*Amount less than one thousand.
(1) Includes exchanges between share
classes of the fund.
(2) Class R-5 shares were offered
beginning July 15, 2002.
(3) Class C and Class F shares were
offered beginning March 15, 2001.


5. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of July 31, 2002, the total value of restricted securities was $2,660,000, which represents 0.44% of the net assets of the fund.

6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $294,315,000 and $35,044,000, respectively, during the year ended July 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2002, the custodian fee of $9,000 includes $3,000 that was offset by this reduction, rather than paid in cash.

Financial Highlights (1)





                                                                                Net asset
                                                                                    value,
                                                                                 beginning
                                                                                 of period
Class A:
 Year ended 7/31/2002                                                               $15.08
 Year ended 7/31/2001                                                                 14.43
 Year ended 7/31/2000                                                                 14.62
 Year ended 7/31/1999                                                                 14.85
 Year ended 7/31/1998                                                                 14.79
Class B:
 Year ended 7/31/2002                                                                 15.08
 Year ended 7/31/2001                                                                 14.43
 Period from 3/15/2000 to 7/31/2000                                                   14.27
Class C:
 Year ended 7/31/2002                                                                 15.08
 Period from 3/15/2001 to 7/31/2001                                                   14.92
Class F:
 Year ended 7/31/2002                                                                 15.08
 Period from 3/15/2001 to 7/31/2001                                                   14.92
Class R-5:
 Period from 7/15/2002 to 7/31/2002                                                   15.27

                                                                                    Income
                                                                                      from
                                                                                investment
                                                                            operations (2)
                                                                                                          Net
                                                                                                 gains(losses)
                                                                                      Net        on securities   Total from
                                                                                investment      (both realized    investment
                                                                                    income     and unrealized)    operations
Class A:
 Year ended 7/31/2002                                                                 $.58                $.20          $.78
 Year ended 7/31/2001                                                                  .62                 .65          1.27
 Year ended 7/31/2000                                                                  .73                (.30)          .43
 Year ended 7/31/1999                                                                  .61                (.23)          .38
 Year ended 7/31/1998                                                                  .66                 .06           .72
Class B:
 Year ended 7/31/2002                                                                  .47                 .20           .67
 Year ended 7/31/2001                                                                  .48                 .69          1.17
 Period from 3/15/2000 to 7/31/2000                                                    .24                 .13           .37
Class C:
 Year ended 7/31/2002                                                                  .45                 .20           .65
 Period from 3/15/2001 to 7/31/2001                                                    .15                 .17           .32
Class F:
 Year ended 7/31/2002                                                                  .55                 .20           .75
 Period from 3/15/2001 to 7/31/2001                                                    .16                 .19           .35
Class R-5:
 Period from 7/15/2002 to 7/31/2002                                                    .02                 .01           .03


                                                                                     Total
                                                                                 Dividends
                                                                                 (from net          Net asset
                                                                                investment          value, end        Total
                                                                                   income)           of period    return (3)
Class A:
 Year ended 7/31/2002                                                                $(.58)             $15.28          5.32%
 Year ended 7/31/2001                                                                 (.62)              15.08          8.99
 Year ended 7/31/2000                                                                 (.62)              14.43          3.09
 Year ended 7/31/1999                                                                 (.61)              14.62          2.59
 Year ended 7/31/1998                                                                 (.66)              14.85          4.94
Class B:
 Year ended 7/31/2002                                                                 (.47)              15.28          4.52
 Year ended 7/31/2001                                                                 (.52)              15.08          8.24
 Period from 3/15/2000 to 7/31/2000                                                   (.21)              14.43          2.59
Class C:
 Year ended 7/31/2002                                                                 (.45)              15.28          4.38
 Period from 3/15/2001 to 7/31/2001                                                   (.16)              15.08          2.14
Class F:
 Year ended 7/31/2002                                                                 (.55)              15.28          5.11
 Period from 3/15/2001 to 7/31/2001                                                   (.19)              15.08          2.34
Class R-5:
 Period from 7/15/2002 to 7/31/2002                                                   (.02)              15.28           .23


                                                                                                     Ratio of      Ratio of
                                                                               Net assets,            expenses    net income
                                                                             end of period          to average    to average
                                                                             (in millions)          net assets    net assets
Class A:
 Year ended 7/31/2002                                                                 $497                 .70%         3.86%
 Year ended 7/31/2001                                                                   306            .75 (4)          4.18
 Year ended 7/31/2000                                                                   258            .75 (4)          5.08
 Year ended 7/31/1999                                                                   283            .75 (4)          4.12
 Year ended 7/31/1998                                                                   227            .75 (4)          4.40
Class B:
 Year ended 7/31/2002                                                                    17               1.40          3.06
 Year ended 7/31/2001                                                                     2           1.59 (4)          3.24
 Period from 3/15/2000 to 7/31/2000                                                       1            .61 (4)          1.84
Class C:
 Year ended 7/31/2002                                                                    49               1.52          2.92
 Period from 3/15/2001 to 7/31/2001                                                       4                .75          1.05
Class F:
 Year ended 7/31/2002                                                                    13                .82          3.69
 Period from 3/15/2001 to 7/31/2001                                                       2                .60          1.18
Class R-5:
 Period from 7/15/2002 to 7/31/2002                                                      27                .02           .16

Supplemental data - all classes
Year ended July 31
                                                                                      2002                2001          2000

Portfolio turnover rate                                                                  9%                 21%           34%

                                                                                      1999                1998

                                                                                        17%                 34%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year;
all other periods are
    based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Had CRMC not waived management services fees, the fund's expense ratio would have been
0.80%, 0.81%, 0.77%, and 0.83% for the fiscal years
 ended 2001, 2000, 1999, and 1998, respectively,
for Class A and 1.60% and 0.71% for the fiscal years ended 2001 and 2000, respectively, for Class B.

Report of Independent Accountants

To the Board of Trustees and Shareholders of Limited Term Tax-Exempt Bond Fund of America:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Limited Term Tax-Exempt Bond Fund of America (the "Fund") at July 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002, by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Los Angeles, California

August 30, 2002



OTHER SHARE CLASS RESULTS (UNAUDITED)

CLASS B, CLASS C, CLASS F AND CLASS R-5

Returns for periods ended June 30, 2002                             Life

(the most recent calendar quarter):                    1 year       of class

CLASS B SHARES

Reflecting applicable contingent deferred sales charge   -0.36%       +4.63%/1/
(CDSC), maximum of 5%, payable only if shares are sold
within six years of purchase

Not reflecting CDSC                                      +4.64%       +6.26%/1/

CLASS C SHARES

Reflecting CDSC, maximum of 1%, payable only if shares are   +3.51%       +4.30%/2/
sold within one year of purchase

Not reflecting CDSC                                       +4.51%       +4.30%/2/

CLASS F SHARES

Not reflecting annual asset-based fee charged by          +5.22%       +4.97%/2/
sponsoring firm


CLASS R-5 SHARES
Results for Class R-5 shares are not shown because of the brief time between their introduction on July 15, 2002, and the end of the period.


/1/Average annual compound return from March 15, 2000, when Class B shares were first sold.
/2/Average annual compound return from March 15, 2001, when Class C and Class F shares were first sold.



Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

 Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. All of the dividends paid from net investment income qualify as exempt-interest dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2003 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



BOARD OF TRUSTEES
"NON-INTERESTED" TRUSTEES

Name and age                       Year first              Principal occupation(s) during past five
                                   elected                 years
                                   a Trustee
                                   of the fund/1/

AMBASSADOR                         1999                    Corporate director and author; former
RICHARD G. CAPEN, JR., 68                                  U.S. Ambassador to Spain; former Vice
                                                           Chairman, Knight-Ridder, Inc.; former
                                                           Chairman and Publisher, The Miami Herald

H. FREDERICK CHRISTIE, 69          1993                    Private investor; former President and
                                                           CEO, The Mission Group (non-utility
                                                           holding company, subsidiary of Southern
                                                           California Edison Company)

DIANE C. CREEL, 53                 1994                    President and CEO, The Earth Technology
                                                           Corporation (international consulting
                                                           engineering)

MARTIN FENTON, 67                  1993                    Managing Director, Senior Resource Group
                                                           LLC (development and management of
                                                           senior living communities)

LEONARD R. FULLER, 56              1994                    President, Fuller Consulting (financial
                                                           management consulting firm)

RICHARD G. NEWMAN, 67              1993                    Chairman of the Board and CEO, AECOM
                                                           Technology Corporation (engineering,
                                                           consulting and professional services)

FRANK M. SANCHEZ, 58               1999                    Chairman of the Board and CEO, The
                                                           Sanchez Family Corporation dba
                                                           McDonald's Restaurants (McDonald's
                                                           licensee)


"NON-INTERESTED" TRUSTEES

Name and age                         Number of boards          Other directorships/3/ held by
                                     within the fund           Trustee
                                     complex/2/ on which
                                     Trustee serves

AMBASSADOR                           14                        Carnival Corporation
RICHARD G. CAPEN, JR., 68

H. FREDERICK CHRISTIE, 69            19                        Ducommun Incorporated; IHOP
                                                               Corporation; Southwest Water
                                                               Company; Valero L.P.

DIANE C. CREEL, 53                   12                        Allegheny Technologies; BF Goodrich;
                                                               Teledyne Technologies

MARTIN FENTON, 67                    16                        None

LEONARD R. FULLER, 56                14                        None

RICHARD G. NEWMAN, 67                13                        Southwest Water Company

FRANK M. SANCHEZ, 58                 12                        None


 "INTERESTED" TRUSTEES/4/

Name, age and                        Year first           Principal occupation(s) during past five
position with fund                   elected              years and positions held with affiliated
                                     a Trustee or         entities or the principal underwriter of
                                     officer              the fund
                                     of the fund/1/

PAUL G. HAAGA, JR., 53               1993                 Executive Vice President and Director
Chairman of the Board                                     Capital Research and Management Company;
                                                          Director, American Funds Distributors,
                                                          Inc.;/5/ Director, The Capital Group
                                                          Companies, Inc./5/

ABNER D. GOLDSTINE, 72               1993                 Senior Vice President and Director,
President                                                 Capital Research and Management Company

DON R. CONLAN, 66                    1996                 President (retired), The Capital Group
                                                          Companies, Inc./5/


 "Interested" Trustees/4/

Name, age and                      Number of boards        Other directorships/3/ held by Trustee
position with fund                 within the fund
                                   complex/2/ on
                                   which Trustee
                                   serves

PAUL G. HAAGA, JR., 53             17                      None
Chairman of the Board

ABNER D. GOLDSTINE, 72             12                      None
President

DON R. CONLAN, 66                  7                       None


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES
AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND SECRETARY.



OTHER OFFICERS

Name, age and                      Year first elected         Principal occupation(s) during past
position with fund                 an officer                 five years and positions held with
                                   of the fund/1/             affiliated entities or the principal
                                                              underwriter of the fund

BRENDA S. ELLERIN, 38              1997                       Senior Vice President and Director,
Senior Vice President                                         Capital Research Company/5/

NEIL L. LANGBERG, 49               1993                       Vice President - Investment
Senior Vice President                                         Management Group, Capital Research
                                                              and Management Company

MICHAEL J. DOWNER, 47              1994                       Vice President and Secretary, Capital
Vice President                                                Research and Management Company;
                                                              Secretary, American Funds
                                                              Distributors, Inc.;/5/ Director,
                                                              Capital Bank and Trust Company/5/

JULIE F. WILLIAMS, 54              1993                       Vice President - Fund Business
Secretary                                                     Management Group, Capital Research
                                                              and Management Company

ANTHONY W. HYNES, JR., 39          1993                       Vice President - Fund Business
Treasurer                                                     Management Group, Capital Research
                                                              and Management Company

KIMBERLY S. VERDICK, 37            1994                       Assistant Vice President - Fund
Assistant Secretary                                           Business Management Group, Capital
                                                              Research and Management Company

SUSI M. SILVERMAN, 32              2001                       Vice President - Fund Business
Assistant Treasurer                                           Management Group, Capital Research
                                                              and Management Company



/1/Trustees and officers of the fund serve until their resignation, removal or retirement.
/2/Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(r) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations. /3/This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
/4/"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
/5/Company affiliated with Capital Research and Management Company.


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, CA 90071-1443
135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2371

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-3405

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in Limited Term Tax-Exempt Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.70% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.12%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of Limited Term Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(sm)]

The right choice for the long term(sm)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

Our unique combination of strengths include these five factors:

FOCUS:
a long-term approach with attention to risk

REACH:
an unparalleled global research effort

PERSPECTIVE:
a unique method of portfolio management

EXPERIENCE:
investment professionals on the job an average of 19 years

VALUE:
a commitment to low operating expenses

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

- GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(sm)
SMALLCAP World Fund(r)

- GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(sm)
Fundamental Investors(sm)
The Investment Company of America(r)
Washington Mutual Investors Fund(sm)

- EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

- BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

- BOND FUNDS
Emphasis on current income through bonds
American High-Income Trust(sm)
The Bond Fund of America(sm)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(sm)

- TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(sm)
The Tax-Exempt Bond Fund of America(r)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

- MONEY MARKET FUNDS
Seek stable monthly income through money market instruments
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(sm)
The U.S. Treasury Money Fund of America(sm)


THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. LTEX-011-0902
Litho in USA WG/PNL/5801
Printed on recycled paper